Exhibit 99.1
Bear Stearns Healthcare Conference September 11, 2007

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains certain forward-looking information about Clinical Data and its subsidiaries that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether Vilazodone will advance further in the clinical trials process and whether and when, if at all, Vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether Vilazodone will be successfully marketed if approved; whether our PGxPredict(tm) tests will gain wide acceptance in the market; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2007, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007, and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Snapshot Ticker CLDA 52 Week Price Range $13.50 to $29.68* Current Price $29.07* Market Cap $397.07 Million* Corporate Focus 1. Propriety Pharmacogenetic Tests 2. Targeted Therapeutics 3. Pharmacogenomics and Molecular Services for Clinical Trials and Research Capital Focus Vilazodone Clinical Program Development Activities For Pharmacogenetic Tests Intellectual Property (Genetic Markers) Sales and Marketing for Test Distribution General Corporate Purposes Including Acquisitions, Capital Expenditures and Working Capital *As of market close on 9/10/2007

Clinical Data Mission Clinical Data is dedicated to bringing the value of pharmacogenetic testing and targeted therapeutics into mainstream clinical care to benefit providers, payers and patients

Clinical Data - Compelling Business Propriety pharmacogenetic tests and therapeutics High margins, large markets, low development costs Existing revenue base Strong value proposition for providers, patients and payers Timely: regulatory and industry acknowledgement Leading expertise and know-how Foundational assets Existing pharmacogenetic test portfolio Intellectual property portfolio and test pipeline Vilazodone - Phase III drug for depression demonstrates efficacy, genetic markers identified Two CLIA labs

PGxPredict™ Tests – We Are Delivering

Test	Disease/Therapeutic Area	Disease Incidence/ Prevalence[1]	IP – Exclusive/ Non-Exclusive
 FAMILION	Long Q/T Cardiology	~100,000 (U.S.) 1/3,000	Exclusive
 PGxPredict WARFARIN TEST	Coumadin Rx / Warfarin Cardiology	~2,000,000 (U.S.) Annually	Non-Exclusive
 PGxPredict RITUXIMAB TEST	Follicular Non-Hodgkin's Lymphoma Oncology	~28,000 (U.S.) Annually	Exclusive
 PGxPredict CLOZAPINE TEST	Schizophrenia Clozapine Rx Clozapine-Induced Agranulocytosis CNS	~2.8 MM (U.S.) ~100,000 (U.S.) Annually	Exclusive
CPVT (Oct. 2007)	Catecholaminergic Polymorphic Ventricular Tachycardia Cardiology	~28,000 (U.S.) 1/10,000	Non-Exclusive

(1) Prevalence & incidence rates exclude International markets. Sources: Selected industry and academic publications and resources.

CLINICAL DATA
From Targeted Science to Better Healthcare
6

Familion(r) Gross Sales Note: Sales figures are prior to implementation of field sales force

Cardiovascular CNS Oncology Inflammatory Diseases Pain PGxPredict Tests - Pipeline

Key Achievements Company transformation Successful completion of Vilazodone Phase III pivotal trial without partnering Pharmacogenetic test launches in Fiscal Year 2007: PGxPredict: Warfarin PGxPredict: Clozapine PGxPredict: Rituximab Test pipeline candidates identified and in development Familion Long Q/T Test growth continues Recent M & A Activity: Acquired Epidauros - key proprietary genetic markers for test and therapeutic development Divested unprofitable IVD businesses Successful capital raise netting $72 million at share price of $22 (July 2007)

Vilazodone Phase III Study Preliminary Results

Vilazodone Opportunity Profile: Genetically guided dual serotonergic antidepressant Both SSRI and 5HT1A partial agonist Worldwide exclusive license to Vilazodone patent estate from Merck KGaA Biomarker intellectual property may extend patent life Antidepressant Market: 17 million Americans take antidepressant drugs Overall US depression market > $12 billion

A Pivotal Study for Vilazodone A Randomized, Double-Blind, Placebo- Controlled Study Assessing the Efficacy and Safety of Vilazodone and Discovering Genetic Markers Associated With Response in Patients With Major Depressive Disorder

Vilazodone Pivotal Study Design 8 week, single dose trial in major depressive disorder (MDD) Randomized, double-blind placebo controlled with >90% power for primary endpoint 10 US sites Dose titrated to 40 mg over 2 weeks IRB approved and conducted according to GCP standards

Vilazodone Pivotal Study Design Patients 18-65 years of age with a diagnosis of MDD according to DSM-IV-TR criteria Disease severity assessed by Score on HAM-D17 HAM-D item 1 (depressed mood) score ^ 2 Minimum baseline score of ^ 22 on HAMD17 required for enrollment Week 0 10 mg Week 1 20 mg Week 2 40 mg Week 8 End of Study

Study Met Primary Endpoint With a Highly Significant P-value Vilazodone Placebo P-value N 198 199 LS-Mean Change -12.9 -9.6 0.001 Change from Baseline in MADRS Total Score ITT, LOCF analysis

Trend Over Time Is Positive Treatment p-value = 0.0004 Treatment-by-time Interaction p-value = 0.0002 ITT, Observed Cases analysis Placebo Vilazodone

Secondary Efficacy Endpoint Also Significant Vilazodone Placebo P-value n 198 199 LS-Mean Change -10.4 -8.6 0.022 Change from Baseline in HAMD17 Total Score *ITT, LOCF analysis

Overall Study Discontinuations Balanced Between Vilazodone and Placebo Vilazodone N=205 Placebo N=205 Discontinued from the Study 53 (25.9%) 51 (24.9%) Reason for Discontinuation Lost to Follow-up 20 (37.7%) 18 (35.3%) Adverse Event 19 (35.8%) 10 (19.6%) Withdrawal of Consent 5 (9.4%) 12 (23.5%) Lack of Efficacy 4 (7.5%) 9 (17.6%) Non Compliance 4 (7.5%) 2 (3.9%) Investigator Decision 1 (1.9%) 0

Treatment-emergent AEs with an incidence of ~5% or greater and ~twice or more the incidence in placebo patients Diarrhea Nausea Somnolence Continue to analyze in the context of the safety database for this compound Most Commonly Observed Adverse Events in Phase III Vilazodone Study Classified according to Medical Dictionary for Regulatory Activities (MedDRA) v9.0

Vilazodone Response Biomarkers Identified Both candidate genes and whole genome scans utilized Performed at our Cogenics laboratories Key genes in the serotonin pathway identify a large subset of the depressed population with higher than average response Analysis continues Patent filings underway

Conclusions Efficacy of Vilazodone versus placebo established in a pivotal trial with statistical significance of primary and supportive efficacy analyses MADRS as a sensitive indicator of drug effect with a highly significant p-value HAM-D as a secondary endpoint significant Trend over time also positive Adverse events similar to currently marketed SSRIs Candidate biomarkers of response identified

Vilazodone Development Milestones Meet with FDA to discuss data and next steps in Vilazodone clinical trial program Conduct long-term safety study Manufacture of registration and commercial drug supply Target NDA filing in 2009 Potential to develop companion diagnostic test for Vilazodone with markers identified in this trial

Fiscal Year 2008 Objectives Advance Vilazodone development program with eye to NDA filing in 2009 Drive adoption of proprietary pharmacogenetic tests Sales force hired and launched August 2007 Acquire and develop proprietary genetic markers Commercialize new proprietary tests Enhance lab operations Grow Cogenics revenues and bring unit to profitability

Thank You www.clda.com Investor inquiries: Stephanie Carrington 646-536-7017